Exhibit 99.11

Reactive customer Q&A for staff

Why is this merger happening now?

This merger is expected to simplify access across our combined offerings and facilitate greater increased investment in new content and coverage, in new asset types, in enhanced customer service and support and in new technologies and capabilities. All of this with the aim of providing you with the contents you need in a time and budget efficient manner and absent intellectual property risks.

What does this merger mean for my current relationship with your company?

As the merger is not yet closed, there are no changes to your relationship with Getty Images. Once closed, we will communicate any changes, and we remain fully committed to serving your needs and maintaining the highest levels of service and support you’ve come to expect from Getty Images.

Will my contract or pricing change because of this merger?

As the merger is not yet closed, there are no changes to your relationship with Getty Images. Once closed, we do not expect any changes to pricing as a result of the merger. We are excited about the potential to provide you simplified access to expanded content, offerings and capabilities over time.

What do I do if I have a subscription to both companies?

As the merger is not yet closed, your subscriptions will remain separate, and you can continue using them as you always have. As we integrate our businesses post-closing, we’ll work toward simplified access to expanded content, offerings and capabilities over time. If any changes or opportunities arise, we’ll communicate them clearly and ensure you’re supported throughout the process.

How will this merger improve the products/services I receive?

The combined company will enable greater capacity to invest in innovative content creation, expanded event coverage, cutting-edge customer-facing technologies and capabilities such as search and emerging formats like 3D and generative AI.

Will I still have the same account manager or point of contact?

Yes, your Getty Images point of contact will remain the same for the foreseeable future. If there are any changes, we’ll ensure a smooth transition and keep you informed every step of the way.

Will your level of service be impacted during the transition?

No, maintaining exceptional service is a priority for us. Our teams are fully equipped to ensure continuity during this transition, and you can expect business as usual.

What happens if I need support during this time?

Our support teams remain available to assist you as always across the Getty Images products and services. The channels you currently use for support will not change, and you can continue to rely on us to meet your needs.

Does this merger mean you're moving away from [specific product/service]?

No, this merger is about strengthening our capabilities, not eliminating them. We remain committed to our suite of products and services, and we’ll continue to enhance them to better serve our customers.

Will this merger affect my pricing or discounts?

No changes are planned for pricing or discounts. We value your business and will maintain our commitment to delivering cost-effective solutions.

Will this merger reduce competition in the market?

Absolutely not. This merger is about enhancing our ability to serve you as a customer, not reducing competition. Both companies bring complementary strengths to the table, and by combining resources, we aim to deliver greater value and innovation to the market. We remain committed to fostering a competitive landscape and adhering to all regulatory guidelines to ensure fairness and transparency.

Will the merger result in any product or service discontinuations?

At this stage, no changes are planned for any products or services. As we integrate, we will carefully evaluate our offerings to ensure they align with customer needs and deliver the best value. Any changes will be communicated well in advance, with a focus on providing improved alternatives or solutions that meet or exceed your current expectations.

Can we expect pricing increases for customers as a result of the merger?

Absolutely not. This merger is driven by the desire to improve customer experiences, expand our capabilities, and drive innovation—not to increase pricing. Our goal is to provide better, more efficient, and more comprehensive solutions while maintaining competitive and fair pricing. We believe this combination will create new opportunities for delivering greater value to our customers in a highly competitive marketplace.

Will this have any impact on your approach to generative AI?

We have been clear and purposeful in our approach to leveraging responsible generative AI as a tool for content creation. We believe AI continues to represent a meaningful opportunity for our business and our customers when paired with human creativity. As a combined business, we are committed to harnessing that opportunity while ensuring fair use rights are respected and creators are appropriately rewarded for their immense contributions to society.

Additional Information about the Acquisition and Where to Find It

In connection with the proposed transaction, Getty Images intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include an information statement of Getty Images and a proxy statement of Shutterstock and that also will constitute a prospectus with respect to shares of Getty Images’ common stock to be issued in the transaction (the “joint proxy and information statement/prospectus”). Each of Getty Images and Shutterstock may also file with or furnish to the SEC other relevant documents regarding the proposed transaction. This press release is not a substitute for the joint proxy and information statement/prospectus or any other document that Getty Images or Shutterstock may file with or furnish to the SEC. The joint proxy and information statement/prospectus (if and when available) will be mailed to stockholders of Getty Images and Shutterstock. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY AND INFORMATION STATEMENT/PROSPECTUS (WHEN AVAILABLE) AND ALL OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH OR FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the joint proxy and information statement/prospectus (if and when available) and other documents containing important information about Getty Images, Shutterstock and the proposed transaction, once such documents are filed with or furnished to the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with or furnished to the SEC by Getty Images will be available free of charge on Getty Images’ website at investors.gettyimages.com or by contacting Getty Images’ Investor Relations department by email at investorrelations@gettyimages.com. Copies of the documents filed with or furnished to the SEC by Shutterstock will be available free of charge on Shutterstock’s website at investor. shutterstock.com or by contacting Shutterstock’s Investor Relations department by email at IR@Shutterstock.com.

Participants in the Solicitation

This communication is not a solicitation of proxies in connection with the proposed transaction. Getty Images, Shutterstock and certain of their respective directors and executive officers and other members of their respective management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Getty Images, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Getty Images’ proxy statement for its 2024 annual meeting of stockholders, which was filed with or furnished to the SEC on April 24, 2024. Information about the directors and executive officers of Shutterstock, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Shutterstock’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 26, 2024. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy and information statement/prospectus and other relevant materials to be filed with or furnished to the SEC regarding the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

The statements in this communication, and any related oral statements, include forward-looking statements concerning Getty Images, Shutterstock, the proposed transaction described herein and other matters. All statements, other than historical facts, are forward-looking statements. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, financings or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur or the timing thereof. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “could,” “might,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary. The forward-looking statements in this communication relate to, among other things, obtaining applicable regulatory and stockholder approvals on a timely basis or otherwise, satisfying other closing conditions to the proposed transaction, on a timely basis or otherwise, the expected tax treatment of the transaction, the expected timing of the transaction, and the integration of the businesses and the expected benefits, cost savings, accretion, synergies and growth to result therefrom. Important factors that could cause actual results to differ materially from such forward-looking statements include, among other things: failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise; interloper risk; failure to satisfy other closing conditions to the transaction or to complete the transaction on anticipated terms and timing (or at all); negative effects of the announcement of the transaction on the ability of Shutterstock or Getty Images to retain and hire key personnel and maintain relationships with customers, suppliers and others who Shutterstock or Getty Images does business, or on Shutterstock or Getty Images’ operating results and business generally; risks that the businesses will not be integrated successfully or that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth, as expected (or at all), or that such benefits may take longer to realize or may be more costly to achieve than expected; the risk that disruptions from the transaction will harm business plans and operations; risks relating to unanticipated costs of integration; significant transaction and/or integration costs, or difficulties in connection with the transaction and/or unknown or inestimable liabilities; restrictions during the pendency of the transaction that may impact the ability to pursue certain business opportunities or strategic transactions; potential litigation associated with the transaction; the potential impact of the announcement or consummation of the transaction on Getty Images’, Shutterstock’s or the combined company’s relationships with suppliers, customers, employers and regulators; demand for the combined company’s products; potential changes in the Getty Images stock price that could negatively impact the value of the consideration offered to the Shutterstock stockholders; the occurrence of any event that could give rise to the termination of the proposed transaction; and Getty Images’ ability to complete any refinancing of its debt or new debt financing on a timely basis, on favorable terms or at all. A more fulsome discussion of the risks related to the proposed transaction will be included in the joint proxy and information statement/prospectus. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned “Risk Factors” in each of Getty Images’ and Shutterstock’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward looking statements. While the list of factors presented here is, and the list of factors presented in the joint proxy and information statement/prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither Getty Images nor Shutterstock assumes, and each hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.